SEGMENT REPORTING	12 Months Ended
May 31, 2026
Segment Reporting [Abstract]
SEGMENT REPORTING

NOTE 25 — SEGMENT REPORTING

The Company uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker (“CODM”) for making decisions, allocating resources and assessing performance.

Based on the management’s assessment, the Company determined that it has only one operating segment and therefore one reportable segment as defined by ASC 280. The Company’s assets are all located in Hong Kong and all of the Company’s revenue and expense are derived in Hong Kong. Therefore, no geographical segments are presented. The single segment represents the Company’s core business of providing foundation works services and foundation works consultancy services to its customers in Hong Kong.

The accounting policies of the segment are the same as those described in Note “2. Summary of Significant Accounting Policies”. The Company’s CODM uses net income (loss) to measure segment profit or loss and assesses performance against expectations to make resource allocation decisions. Additionally, the CODM reviews and uses functional expenses included in net income (loss) to manage the Company’s operations and assess operating profitability. The Company operates as one operating and reportable segment, and as such the significant segment expenses regularly provided to the CODM are those presented on the consolidated statements of operations. These significant segment expense include cost of contract revenues, general and administrative expenses. Other segment items that are presented on the consolidated statements of operations include other (expense) income, net and provision for income taxes.